TRANSAMERICA IDEX MUTUAL FUNDS

Supplement dated February 10, 2005 to Prospectus dated October 1, 2004, as previously supplemented

The following supplement refers to TA IDEX American Century International:

At a recent meeting, the Board of Trustees took the following action:

A new sub-adviser was approved as a result of the corporate restructuring at American Century Investment Management, Inc. (“ACIM”), effective January 1, 2005. ACIM formed a new investment adviser, American Century Global Investment Management, Inc. (“ACGIM”), as a wholly owned subsidiary of ACIM. ACGIM is now the sub-adviser to TA IDEX American Century International. This corporate restructuring was not considered to be an assignment under the Investment Company Act of 1940, as amended.

Investors should retain this Supplement for future reference.